UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2023

THE GREENROSE HOLDING COMPANY INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39217	84-2845696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Broadway
Amityville, NY	11701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 346-5270

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one Pink redeemable warrant	OTC
Common stock, par value $0.0001 per share	OTCQX
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OTCQB

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed in The Greenrose Holding Company Inc. (“Holdings”) Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 27, 2023, Theraplant, LLC (“Theraplant”), True Harvest Holdings, Inc. (“TH”), DXR Finance, LLC (the “Agent”), DXR-GL Holdings I, LLC (“DXR-I”), DXR-GL Holdings II, LLC (“DXR-II”), and DXR-GL Holdings III, LLC (“DXR-III”) (DXR-III, together with DXR-I and DXR-II, the “Consenting Lenders”), DXR Finance Parent, LLC, a Delaware limited liability company (“DXR Parent”) and DXR Finance HoldCo, LLC, a Delaware limited liability company (“DXR Holdco”), entered into that certain Strict Foreclosure Agreement (the “Foreclosure Agreement”). Capitalized terms used in this report but not otherwise defined have the meaning set forth in the Foreclosure Agreement. “NewCo” for purposes of the Foreclosure Agreement, and as used in this Current Report, means DXR Parent; provided that from and after the time that the Transferred Collateral is transferred to DXR Holdco or a subsidiary of DXR Holdco, “NewCo” will mean DXR Holdco and will no longer mean DXR Parent.

As previously disclosed, on July 21, 2023, the parties completed the disposition of assets and closed the foreclosure transaction as to Theraplant and TH concurrently following satisfaction or waiver of the applicable closing conditions for each applicable closing, including receipt of the requisite regulatory approvals. Following the closings, Holdings provided notice pursuant to the Status Quo Order issued by the Delaware Court of Chancery on February 9, 2023, of its intent to join and become a party to the Foreclosure Agreement.

On July 27, 2023, Holdings joined the Foreclosure Agreement through the execution of the Holdings Joinder.

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 27, 2023, following execution of the Holdings Joinder to the Foreclosure Agreement, the parties completed the disposition of assets and closed the foreclosure transaction as to Holdings following satisfaction or waiver of the applicable closing conditions for the Holdings closing.

At the Holdings Closing, Holdings assigned, transferred and conveyed its Transferred Collateral to NewCo in exchange for satisfaction in full and discharge of the applicable obligations and assumption by NewCo of certain liabilities, including $5,000,000 of the obligations which remained outstanding and were allocated to Holdings as of the Theraplant and True Harvest closings which took place on July 21, 2023.

At the Holdings Closing, NewCo (i) assumed certain liabilities of Holdings, including accounts payable, liabilities under assumed contracts, and liabilities arising under certain guarantees, (ii) assumed certain employee liabilities of employees and independent contractors of Holdings, except for certain specified severance obligations, and (iii) agreed to fund certain anticipated tax liabilities.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Holdings Closing, on July 28, 2022, Mr. Bossidy resigned as Interim Chief Executive Officer of Holdings and the Board elected Nicole Conboy, 58, as Chief Executive Officer. Ms. Conboy has served as our Chief Administrative Officer since December 2020. Ms. Conboy has over 30 years of experience within the field of Human Resources with expertise in the areas of employee relations, organizational culture and change, performance management, compensation, legal compliance, training, succession planning, talent acquisition, and benefits. From 2014 through 2020 Ms. Conboy served as a Business Manager/Director of Human Resources for HRK Holdings, LLC.

Item 8.01 Other Events.

Mutual Release Agreement

In connection with the Holdings Closing, on July 27, 2023, Holdings executed a joinder to the Mutual Release Agreement entered into on July 21, 2023 by and among Theraplant, TH, Agent, the Consenting Lenders, DXR Parent, DXR HoldCo, DXR Finance 2, LLC (“DXR Finance 2”), DXR Finance 3, LLC (“DXR Finance 3”), and DXR Finance 4, LLC (“DXR Finance 4”) entered into the Mutual Release Agreement (the “Mutual Release Agreement”) to obtain the benefits of the Mutual Release Agreement having all of the rights and obligations of a Greenrose Releasor, Greenrose Releasee, and Greenrose Company Releasee (each as defined therein) except where expressly provided otherwise herein or therein.

The Mutual Release Agreement did not release any CT Real Property Obligations (as defined in the Foreclosure Agreement) or the real property mortgage securing such CT Real Property Obligations.

Tax Funding Agreement

In connection with the Holdings Closing, on July 27, 2023, Holdings executed a joinder to the Tax Funding Agreement entered into on July 21, 2023, by and among Theraplant, TH, Agent, DXR Parent, and DXR HoldCo entered into the Tax Funding Agreement. Under the Tax Funding Agreement, NewCo shall fund certain specified 2022 and 2023 tax liabilities of the Greenrose Entities.

Transition Services Agreement

In connection with the Holdings Closing, on July 27, 2023, Holdings executed a joinder to the Transition Services Agreement entered into on July 21, 2023, by and among Theraplant, TH, DXR Parent, and DXR HoldCo entered into the Transition Services Agreement. The services under the Transition Services Agreement are to be provided by DXR Parent and DXR Holdco in connection with the wind-down and dissolution of Theraplant and TH. The Agreement also provides for certain employees not transferring to NewCo to provide certain services to NewCo on a transitional basis.

No Additional Filings

As described above, Holdings disposed of assets and transferred certain liabilities to NewCo. Holdings will now operate only to effectuate the wind down of its operations, and does not plan to post current information with the OTC or otherwise make it publicly available. Holdings also does not intend to continue to file current or periodic reports with the SEC.

Forward-Looking Statements.

Statements made in this Current Report on Form 8-K that are not historical facts are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to the Foreclosure Agreement and any other statements relating to future results, strategy and plans of Holdings (including certain projections and business trends, and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”). Such statements are provided for illustrative purposes only and are not to be relied upon as predictions or any assurance or guarantee by any party of actual performance of Holdings. Forward-looking statements are based on the opinions and estimates of management of Holdings and/or the estimates of management of the companies Holdings recently acquired, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENROSE HOLDING COMPANY INC.

Date: August 1, 2023	By:	/s/ Nicole Conboy
	Name:	Nicole Conboy
	Title:	Chief Executive Officer

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